SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

 DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 24, 2002 (May 24, 2002)


                    DIAMOND CABLE COMMUNICATIONS LIMITED
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             (Exact Name of Registrant as Specified in Charter)


Delaware                               33-83740                  N/A
(State or Other                 (Commission File Number)    (IRS Employer
Jurisdiction of Incorporation)                              Identification No.)


Diamond Plaza, Daleside Road                  Secretary
Nottingham NG2 3GG                            NTL Incorporated Diamond Plaza,
England                                       110 East 59th Street
                                              New York, NY 10022
                                              (212) 906-8440
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(Address of Principal Executive Offices)      (Name, address and telephone
                                              number of agent for service)


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       (Former Name or Former Address, if Changed Since Last Report)





ITEM 5.           OTHER EVENTS

On May 24, 2002, Diamond Cable Communications Limited, its ultimate parent, NTL Incorporated, and certain other of NTL Incorporated's subsidiaries, namely, NTL (Delaware) Inc., NTL Communications Corp., Diamond Holdings Limited and Communications Cable Funding Corp. filed a disclosure statement and an amended joint reorganization plan with the US Bankruptcy Court in the Southern District of New York.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

99.1 Amended Joint Reorganization Plan of NTL Incorporated and Certain Subsidiaries, dated May 24, 2002

                  The full text of the Amended Joint Reorganization Plan of NTL Incorporated and Certain Subsidiaries is attached to this report as Exhibit 99.1

99.2 Disclosure Statement with Respect to the Amended Joint Reorganization Plan of NTL Incorporated and Certain Subsidiaries, dated May 24, 2002

                  The full text of the Disclosure Statement with Respect to the Amended Joint Reorganization Plan of NTL Incorporated and Certain Subsidiaries is attached to this report as
                  Exhibit 99.2



                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             DIAMOND CABLE COMMUNICATIONS
                                             LIMITED
                                             (Registrant)

                                             By: /s/ Robert Mackenzie
                                                 --------------------------
                                                 Name:  Robert Mackenzie
                                                 Title: Director


Dated:  May 24, 2002


                               EXHIBIT INDEX


Exhibit

99.1 Amended Joint Reorganization Plan of NTL Incorporated and Certain Subsidiaries, dated May 24, 2002

99.2 Disclosure Statement with Respect to the Amended Joint Reorganization Plan of NTL Incorporated and Certain Subsidiaries, dated May 24, 2002